Exhibit 99.1

Canopy Growth Completes Divestiture of Canadian Retail Operations

Transaction supports the Company’s focus on achieving profitability through streamlined operations in Canada

Smiths Falls, ON – Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (NASDAQ: CGC) announced today that it has closed its previously announced transactions with OEG Retail Cannabis (“OEGRC”) and 420 Investments Ltd. (“FOUR20”) to divest its retail business across Canada, which includes the stores operating under the Tweed and Tokyo Smoke retail banners.

“The divestiture of our Canadian retail business marks an important step forward on our path to profitability and furthers Canopy Growth’s focus on generating revenue growth in the Canadian market,” said David Klein, CEO, Canopy Growth. “These retail locations will continue operating under the experienced leadership of OERGC and FOUR20 under their respective retail brands to serve Canadian consumers with high-quality in-store experiences.”

Overview of the OEGRC Transaction:

•	OEGRC has acquired ownership of 23 Tokyo Smoke and Tweed store locations across Manitoba, Saskatchewan, and Newfoundland and Labrador.

•	As part of the OEGRC Transaction, the Tokyo Smoke brand has been transferred to OEGRC and all purchased stores currently branded as Tweed will be rebranded.

•	The master franchise agreement between the Company and OEGRC pursuant to which OEGRC licenses the Tokyo Smoke brand in Ontario has been terminated effective on closing of the OEGRC Transaction.

Overview of the FOUR20 Transaction:

•	FOUR20, a licensed cannabis retailer, acquired five of the Company’s corporate stores in Alberta.

As previously announced, Canopy Growth will continue to own and operate the iconic Tweed brand and will remain focused on bringing a portfolio of mainstream flower, pre-rolled, infused gummies, and beverage options to consumers in Canada.

Media Contact:

Jennifer White

Sr. Manager, Communications

Jennifer.White@canopygrowth.com

Investor Contacts:

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a leading North American cannabis and consumer packaged goods (“CPG”) company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Our CPG portfolio features sugar-free sports hydration brand BioSteel, targeted 24-hour skincare and wellness solutions from This Works, gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through its rights to acquire Acreage Holdings, a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high-quality cannabis extracts and pioneer of clean vape technology.

Beyond our world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment—pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement.

Notice Regarding Forward Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the continued operations and anticipated benefits of the Canadian retail locations; the Company’s anticipated plans with respect to its portfolio of mainstream flower, pre-rolled, and ready-to-enjoy options; and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including the Company’s annual report on Form 10-K for the year ended March 31, 2022.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.